Exhibit 10.1

EXTENSION OF WARRANT AGREEMENT

January 19, 2023

THIS EXTENSION OF WARRANT AGREEMENT (this “Agreement”) is made and entered into as of January 19, 2023, by and between Ronald P. Erickson (the “Holder”) and Know Labs, Inc., a Nevada corporation f/k/a Visualant, Incorporated (the “Company”).

RECITALS

WHEREAS, the Holder owns a certain warrant to purchase shares in the Company, as set forth in Schedule A attached hereto and incorporated herein by reference (the “Warrant(s)”) (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the respective Warrants);

WHEREAS, the Warrants currently have an expiration date of January 30, 2023; and

WHEREAS, on the date hereof, the Company wishes to amend the Warrants to extend the Expiration Date by one (1) year from the currently stated Expiration Date, as set forth in Schedule A (the “Amended Expiration Date”).

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to the following.

1.           Amendment of Expiration Date. The Expiration Date of the Warrants are hereby amended to the Amended Expiration Date as set forth in Schedule A attached hereto and incorporated herein by reference.

2.           Effect of Amendment. Except as specifically set forth in this Agreement, the terms of the Warrants remain in full force and effect.

3.           Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Company:	Holder:

KNOW LABS, INC.	RONALD P. ERICKSON

By: /s/ Peter Conley	/s/ Ronald P. Erickson
Name: Peter Conley
Title: Chief Financial Officer

SCHEDULE A

Warrant No./Class	Issue Date	No. Warrant Shares	Exercise Price	Current Expiration Date	Amended Expiration Date
Ronald P. Erickson Warrant	01-31-2018	855,000	$0.25	01-30-2023	01-30-2024